Exhibit 99
GE HealthCare
Recast Unaudited Historical Financial Information Reflecting the Company’s New Reportable Segment Structure

Effective July 1, 2024, Image Guided Therapies (“IGT”), previously part of the Imaging segment, was realigned to the Ultrasound segment to better match its clinical usage and realize stronger business and customer impact by providing the right image guidance in the right care setting. The Ultrasound segment was subsequently renamed Advanced Visualization Solutions (“AVS”).

The AVS segment has a portfolio that serves customers across two core areas: Specialized Ultrasound and Procedural Guidance. Specialized Ultrasound includes Radiology, Primary Care, and Point of Care, and Women’s Health Ultrasound. Procedural Guidance includes CardioVascular and Interventional Solutions, and Surgical Innovations.

•Radiology, Primary Care, and Point of Care Ultrasound includes systems that produce images to support precise screening, diagnosis, monitoring, and treatment across the whole body, including liver, thyroid, kidney, breast, vascular, and transcranial applications. These systems include point of care and handheld ultrasound devices to support clinical decision-making throughout various care pathways in diverse sites of care. Our systems combine high image quality with comprehensive clinical tools including measurement quantification, workflow automation, cross-modality networking, real-time and artificial intelligence-enabled scan guidance, and cloud-based technologies with versatility, accessibility, and portability required to deliver care.
•Women’s Health Ultrasound is comprised of systems to support obstetrics, gynecology, and assisted reproductive medicine. These care areas require specially designed ultrasound products that account for patient comfort and workflow constraints to enable practitioners to provide higher-quality screening, exams, and procedural care, and give clinicians images with the clarity and definition they need to focus on early detection and intervention.
•CardioVascular and Interventional Solutions provides clinicians with tools to diagnose, treat, and monitor cardiovascular conditions with precision and confidence as well as technologies to help assist clinicians and surgeons during open surgeries and minimally invasive and interventional procedures. This includes ultrasound systems used to assess the structure and function of the heart, as well as real-time advanced X-ray imaging that integrates with ultrasound and other imaging and diagnostic systems. These technologies support planning, guiding, and assessing a variety of surgical procedures like cardiac interventions and those that involve insertion of devices like deep brain stimulators, spinal implants, and other neurological devices.
•Surgical Innovations products are used in the operating environment and include a broad portfolio of advanced mobile surgical C-arms that meet clinical needs for surgical imaging and are designed to be easily maneuverable in crowded operating rooms and adaptable for various surgical procedures. Surgical visualization and guidance technology expands the use of ultrasound beyond diagnostics to provide real-time information during surgical procedures to help guide interventions and navigate inside the human body.

Under the new structure, IGT is reported within the Procedural Guidance business in AVS. Outside of the IGT realignment described above, our Imaging, Patient Care Solutions (“PCS”) and Pharmaceutical Diagnostics (“PDx”) reportable segments operate as described in the “Business” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Following this realignment, the Company continues to have four reportable segments: Imaging, AVS, PCS, and PDx. These segments have been identified based on the nature of the products sold and how the Company manages its operations. We have not aggregated any of our operating segments to form reportable segments.

Tables throughout this document are presented in millions of U.S. dollars unless otherwise stated and certain columns and rows may not sum due to the use of rounded numbers. Percentages presented are calculated from the underlying whole-dollar amounts.

The tables below reflect our unaudited historical financial results recast to conform to the new segment structure.

Total Revenues by Segment	For the three months ended
Unaudited	March 31, 2024	June 30, 2024
Total Imaging	$2,062	$2,171
AVS:
Procedural Guidance	651	668
Specialized Ultrasound	576	581
Total AVS	1,227	1,249
PCS:
Monitoring Solutions	527	538
Life Support Solutions	220	235
Total PCS	747	772
Total PDx	599	639
Other(1)	15	9
Total revenues	$4,650	$4,839

	For the three months ended				For the year ended
Unaudited	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Total Imaging	$2,088	$2,228	$2,236	$2,392	$8,944
AVS:
Procedural Guidance	662	635	641	727	2,666
Specialized Ultrasound	605	596	573	655	2,428
Total AVS	1,267	1,231	1,214	1,382	5,094
PCS:
Monitoring Solutions	552	563	573	595	2,283
Life Support Solutions	229	207	191	232	859
Total PCS	781	770	764	827	3,142
Total PDx	558	568	589	591	2,306
Other(1)	13	20	19	14	66
Total revenues	$4,707	$4,817	$4,822	$5,206	$19,552

	For the three months ended				For the year ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Total Imaging	$1,918	$2,064	$2,118	$2,295	$8,395
AVS:
Procedural Guidance	548	560	583	635	2,327
Specialized Ultrasound	660	653	638	735	2,685
Total AVS	1,208	1,213	1,221	1,370	5,012
PCS:
Monitoring Solutions	521	512	506	553	2,092
Life Support Solutions	195	201	195	233	824
Total PCS	716	713	701	786	2,916
Total PDx	484	478	522	473	1,958
Other(1)	17	16	14	14	60
Total revenues	$4,343	$4,484	$4,576	$4,938	$18,341
(1) Financial information not presented within the reportable segments, shown within the Other category, represents HealthCare Financial Services (“HFS”) which does not meet the definition of an operating segment.

Segment EBIT	For the three months ended
Unaudited	March 31, 2024	June 30, 2024
Segment EBIT
Imaging	$166	$208
AVS	257	255
PCS	81	78
PDx	178	200
Other(1)	(1)	1
	681	742
Restructuring costs	(40)	(29)
Acquisition and disposition-related benefits (charges)	—	3
Gain (loss) on business and asset dispositions	—	—
Spin-Off and separation costs	(60)	(67)
Amortization of acquisition-related intangible assets	(31)	(35)
Investment revaluation gain (loss)	(20)	(6)
Interest and other financial charges – net	(122)	(131)
Non-operating benefit income (costs)	102	101
Income from continuing operations before income taxes	$512	$578

	For the three months ended				For the year ended
Unaudited	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Segment EBIT
Imaging	$116	$207	$243	$255	$821
AVS	282	262	254	326	1,124
PCS	109	84	80	110	383
PDx	155	152	166	144	617
Other(1)	2	6	1	2	11
	664	711	744	837	2,956
Restructuring costs	(12)	(19)	(3)	(20)	(54)
Acquisition and disposition-related benefits (charges)	(1)	2	14	—	15
Gain (loss) on business and asset dispositions	—	—	—	—	—
Spin-Off and separation costs	(58)	(72)	(45)	(95)	(270)
Amortization of acquisition-related intangible assets	(31)	(32)	(32)	(32)	(127)
Investment revaluation gain (loss)	5	(6)	2	—	1
Interest and other financial charges – net	(136)	(137)	(138)	(131)	(542)
Non-operating benefit income (costs)	115	123	94	50	382
Income from continuing operations before income taxes	$546	$570	$636	$609	$2,361
(1) Financial information not presented within the reportable segments, shown within the Other category, primarily represents HFS which does not meet the definition of an operating segment.

Segment EBIT	For the three months ended				For the year ended
Unaudited	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Segment EBIT
Imaging	$132	$222	$191	$235	$780
AVS	266	304	287	371	1,228
PCS	65	81	65	130	341
PDx	138	115	159	109	520
Other(1)	(2)	(3)	(2)	(1)	(8)
	599	719	700	844	2,861
Restructuring costs	(12)	(10)	(88)	(36)	(146)
Acquisition and disposition-related benefits (charges)	(15)	(14)	49	14	34
Gain (loss) on business and asset dispositions	3	—	(2)	—	1
Spin-Off and separation costs	—	—	(7)	(7)	(14)
Amortization of acquisition-related intangible assets	(33)	(30)	(28)	(31)	(121)
Investment revaluation gain (loss)	(8)	(14)	(1)	(8)	(31)
Interest and other financial charges – net	(4)	(12)	(2)	(59)	(77)
Non-operating benefit income (costs)	2	1	1	1	5
Income from continuing operations before income taxes	$533	$639	$622	$718	$2,512
(1) Financial information not presented within the reportable segments, shown within the Other category, primarily represents HFS which does not meet the definition of an operating segment.

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures presented in this Exhibit 99 are supplemental measures of our performance that we believe will help investors understand our results of operations, and assess our future prospects. When read in conjunction with our U.S. GAAP results, these non-GAAP financial measures provide a baseline for analyzing trends in our underlying businesses and can be used by management as one basis for making financial, operational, and planning decisions.

We report Organic revenue and Organic revenue growth rate to provide management and investors with additional understanding and visibility into the underlying revenue trends of our established, ongoing operations, as well as provide insights into overall demand for our products and services. To calculate these measures, we exclude the effect of acquisitions, dispositions, and foreign currency rate fluctuations.

Organic Revenue*	For the three months ended June 30
Unaudited	2024	2023	% Change
Imaging revenues	$2,171	$2,228	(3)%
Less: Acquisitions(1)	13	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(33)	—
Imaging Organic revenue*	$2,191	$2,228	(2)%
AVS revenues	$1,249	$1,231	1%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(11)	—
AVS Organic revenue*	$1,260	$1,231	2%
PCS revenues	$772	$770	—%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(2)	—
PCS Organic revenue*	$775	$770	1%
PDx revenues	$639	$568	12%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(7)	—
PDx Organic revenue*	$646	$568	14%
Other revenues	$9	$20	(53)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$9	$20	(53)%
Total revenues	$4,839	$4,817	—%
Less: Acquisitions(1)	13	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(54)	—
Organic revenue*	$4,881	$4,817	1%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended March 31
Unaudited	2024	2023	% Change
Imaging revenues	$2,062	$2,088	(1)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(24)	—
Imaging Organic revenue*	$2,086	$2,088	—%
AVS revenues	$1,227	$1,267	(3)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(8)	—
AVS Organic revenue*	$1,235	$1,267	(3)%
PCS revenues	$747	$781	(4)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(1)	—
PCS Organic revenue*	$748	$781	(4)%
PDx revenues	$599	$558	7%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(1)	—
PDx Organic revenue*	$600	$558	8%
Other revenues	$15	$13	12%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$14	$13	11%
Total revenues	$4,650	$4,707	(1)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(34)	—
Organic revenue*	$4,684	$4,707	—%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended December 31			For the year ended December 31
Unaudited	2023	2022	% Change	2023	2022	% Change
Imaging revenues	$2,392	$2,295	4%	$8,944	$8,395	7%
Less: Acquisitions(1)	1	—		1	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	12	—		(131)	—
Imaging Organic revenue*	$2,379	$2,295	4%	$9,074	$8,395	8%
AVS revenues	$1,382	$1,370	1%	$5,094	$5,012	2%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	14	—		(56)	—
AVS Organic revenue*	$1,368	$1,370	—%	$5,150	$5,012	3%
PCS revenues	$827	$786	5%	$3,142	$2,916	8%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	6	—		(16)	—
PCS Organic revenue*	$821	$786	4%	$3,158	$2,916	8%
PDx revenues	$591	$473	25%	$2,306	$1,958	18%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	9	—		(14)	—
PDx Organic revenue*	$582	$473	23%	$2,320	$1,958	18%
Other revenues	$14	$14	—%	$66	$60	10%
Less: Acquisitions(1)	—	—		—	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	1	—		1	—
Other Organic revenue*	$13	$14	(7)%	$65	$60	8%
Total revenues	$5,206	$4,938	5%	$19,552	$18,341	7%
Less: Acquisitions(1)	1	—		1	—
Less: Dispositions(2)	—	—		—	—
Less: Foreign currency exchange	42	—		(216)	—
Organic revenue*	$5,163	$4,938	5%	$19,767	$18,341	8%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended September 30
Unaudited	2023	2022	% Change
Imaging revenues	$2,236	$2,118	6%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(13)	—
Imaging Organic revenue*	$2,249	$2,118	6%
AVS revenues	$1,214	$1,221	(1)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
AVS Organic revenue*	$1,214	$1,221	(1)%
PCS revenues	$764	$701	9%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	1	—
PCS Organic revenue*	$763	$701	9%
PDx revenues	$589	$522	13%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	2	—
PDx Organic revenue*	$587	$522	12%
Other revenues	$19	$14	36%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$19	$14	36%
Total revenues	$4,822	$4,576	5%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(10)	—
Organic revenue*	$4,832	$4,576	6%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended June 30
Unaudited	2023	2022	% Change
Imaging revenues	$2,228	$2,064	8%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(43)	—
Imaging Organic revenue*	$2,271	$2,064	10%
AVS revenues	$1,231	$1,213	1%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(19)	—
AVS Organic revenue*	$1,250	$1,213	3%
PCS revenues	$770	$713	8%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(6)	—
PCS Organic revenue*	$776	$713	9%
PDx revenues	$568	$478	19%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(6)	—
PDx Organic revenue*	$574	$478	20%
Other revenues	$20	$16	25%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$20	$16	25%
Total revenues	$4,817	$4,484	7%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(74)	—
Organic revenue*	$4,891	$4,484	9%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure

Organic Revenue*	For the three months ended March 31
Unaudited	2023	2022	% Change
Imaging revenues	$2,088	$1,918	9%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(87)	—
Imaging Organic revenue*	$2,175	$1,918	13%
AVS revenues	$1,267	$1,208	5%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(51)	—
AVS Organic revenue*	$1,318	$1,208	9%
PCS revenues	$781	$716	9%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(17)	—
PCS Organic revenue*	$798	$716	11%
PDx revenues	$558	$484	15%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(19)	—
PDx Organic revenue*	$577	$484	19%
Other revenues	$13	$17	(24)%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	—	—
Other Organic revenue*	$13	$17	(24)%
Total revenues	$4,707	$4,343	8%
Less: Acquisitions(1)	—	—
Less: Dispositions(2)	—	—
Less: Foreign currency exchange	(174)	—
Organic revenue*	$4,881	$4,343	12%

(1)	Represents revenues attributable to acquisitions from the date the Company completed the transaction through the end of four quarters following the transaction.
(2)	Represents revenues attributable to dispositions for the four quarters preceding the disposition date.

____________________
*Non-GAAP Financial Measure